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                                       YDI
                                    WIRELESS

   NUMBER                                                               SHARES
------------                                                           --------
    YDI
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COMMON STOCK                                                  CUSIP 984215 10 3
                                                              (SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                               YDI WIRELESS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

        THIS CERTIFIES THAT:






        IS OWNER OF


FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $0.01 PAR VALUE EACH OF

                               YDI WIRELESS, INC.
transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and By-laws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal                          facsimile signatures of its
of the Corporation and the          [SEAL]          duly authorized officers.

                               YDI WIRELESS, INC.
                                  INCORPORATED
                                      ----
                                      2003
                                      ----
                                    DELAWARE

DATED:

        /s/ Michael F. Young                            /s/ David L. Renauld
           PRESIDENT                                          SECRETARY


                                                  COUNTERSIGNED AND REGISTERED:
                                                  REGISTRAR AND TRANSFER COMPANY
                                                  BY              TRANSFER AGENT
                                                                   AND REGISTRAR


                                                            AUTHORIZED SIGNATURE